APPENDIX I

              CALCULATION OF REMIC I Y PRINCIPAL REDUCTION AMOUNTS


     For any Distribution Date the amounts by which the principal balances of the REMIC I Y-1, Y-2 and Y-3 Regular Interests respectively will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

     First for each of Loan Group I, Loan Group II and Loan Group III determine the Weighted Average Pass-Through rate for that Loan Group for distributions of interest that will be made on the next succeeding Distribution Date (the "Group Interest Rate"). The Principal Reduction Amount for each of the Class Y Regular Interests will be determined pursuant to the "Generic solution for the Class Y Principal Reduction Amounts" set forth below (the "Generic Solution") by making identifications among the actual Loan Groups and their related Class Y and Class Z Regular Interests and weighted average pass-through rates and the Groups named in the Generic Solution and their related Class Y and Class Z Regular Interests as follows:

     A. Determine which Loan Group has the lowest Group Interest Rate. That Loan Group will be identified with Group AA and the REMIC I Y Regular Interest and REMIC I Z Regular Interest related to that Loan Group will be respectively identified with the Class YAA and Class ZAA Certificates. The Group Interest Rate for that Loan Group will be identified with J%. If two or more Loan Groups have the lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Loan Group may be picked only once in the course of any such selections pursuant to paragraphs A through C of this definition.

     B. Determine which Loan Group has the second lowest Group Interest Rate. That Loan Group will be identified with Group BB and the REMIC I Y Regular Interest and REMIC I Z Regular Interest related to that Loan Group will be respectively identified with the Class BB and Class ZBB Certificates. The Group Interest Rate for that Loan Group will be identified with K%. If two or more Loan Groups have the second lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Loan Group may be picked only once in the course of any such selections pursuant to paragraphs A through C of this definition.

     C. Determine which Loan Group has the third lowest Group Interest Rate. That Loan Group will be identified with Group CC and the REMIC I Y Regular Interest and REMIC I Z Regular Interest related to that Loan Group will be respectively identified with the Class YCC and Class ZCC Certificates. The Group Interest Rate for that Loan Group will be identified with L%. If two or more Loan Groups have the third lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Loan Group may be picked only once in the course of any such selections pursuant to paragraphs A through C or this definition.



GENERIC SOLUTION FOR CLASS Y PRINCIPAL REDUCTION AMOUNTS:
For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

PJB =   the Group AA Subordinate Balance after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PLB =   the Group CC Subordinate Balance after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PKB =   the Group BB Subordinate Balance after the allocation of Realized Losses and distributions of principal on such Distribution Date.

R =     the Class CB Certificate Interest Rate = (J%PJB + L%PLB + K%PKB)/(PJB + PLB + PKB)

R1 =    the weighted average of the Pass-Through Rates for the Group AA and Group BB Loans
        = (J% (Pj - (DELTA)Pj) + K% (Pk - (DELTA)Pk))/(Pj - (DELTA)Pj + Pk - (DELTA)Pk)

R2 =    the weighted average of the Pass-Through Rates for the Group CC and Group BB Loans
        = (L% (Pl - (DELTA)Pl) + K% (Pk - (DELTA)Pk))/(Pl - (DELTA)Pl + Pk - (DELTA)Pk)

r1 =    the weighted average of the Class YAA and Class YBB Certificate Interest Rates
        = (J% Yj + K% Yk)/(Yj + Yk)

r2 =    the weighted average of the Class YCC and Class YBB Certificate Interest Rates
        = (L% Yl + K% Yk)/(Yl + Yk)

Yj =    the Class YAA Principal Balance after distributions on the prior Distribution Date.

Yl =    the Class YCC Principal Balance after distributions on the prior Distribution Date.

Yk =    the Class YBB Principal Balance after distributions on the prior Distribution Date.

(DELTA)Yj =    the Class YAA Principal Reduction Amount.

(DELTA)Yl =    the Class YCC Principal Reduction Amount.

(DELTA)Yk =    the Class YBB Principal Reduction Amount.

Zj =    the Class ZAA Principal Balance after distributions on the prior Distribution Date.

Zl =    the Class ZCC Principal Balance after distributions on the prior Distribution Date.

Zk =    the Class ZBB Principal Balance after distributions on the prior Distribution Date.

(DELTA)Zj =    the Class ZAA Principal Reduction Amount.

(DELTA)Zl =    the Class ZCC Principal Reduction Amount.

(DELTA)Zk =    the Class ZBB Principal Reduction Amount.

Pj =    the aggregate of the Class YAA and Class ZAA Principal Balances after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group AA Loans reduced by the Class R-1 Principal Balance, if applicable.
=       Yj + Zj

Pl =    the aggregate of the Class YCC and Class ZCC Principal Balances after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group CC Loans reduced by the Class R-1 Principal Balance, if applicable.
    =   Yl + Zl =

Pk =    the aggregate of the Class YBB and Class ZBB Principal Balances after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group BB Loans reduced by the Class R-1 Principal Balance, if applicable.
=       Yk + Zk

(DELTA)Pj =    the aggregate principal reduction resulting on such Distribution Date on the
        Group AA Loans as a result of principal distributions (exclusive of any distributions made pursuant to clauses (a)(iv), (b)(v) or (c)(iv) of the definition of the REMIC I
        Distribution Amount) to be made and Realized Losses to be allocated on such
        Distribution Date, reduced by the portion , if any, of such reduction allocable to the Class R-1 Certificate, which is equal to the aggregate of the Class YAA and Class
        ZAA Principal Reduction Amounts.
=       (DELTA)Yj + (DELTA)Zj

(DELTA)Pl=     the aggregate principal reduction resulting on such Distribution Date on the
        Group CC Loans as a result of principal distributions (exclusive of any distributions made pursuant to clauses (d)(i) of the definition of the REMIC I Distribution Amount)
        to be made and Realized Losses to be allocated on such Distribution Date, reduced by the portion , if any, of such reduction allocable to the Class R-1 Certificate, which is equal to the aggregate of the Class YCC and Class ZCC Principal Reduction Amounts.
=       (DELTA)Yl + (DELTA)Zl

(DELTA)Pk =    the aggregate principal reduction resulting on such Distribution Date on the
        Group BB Loans as a result of principal distributions (exclusive of any distributions made pursuant to clause (d)(i) of the definition of the REMIC I Distribution Amount)
        to be made and Realized Losses to be allocated on such Distribution Date, reduced by the portion , if any, of such reduction allocable to the Class R-1 Certificate, which is equal to the aggregate of the Class YBB and Class ZBB Principal Reduction Amounts.
=       (DELTA)Yk + (DELTA)Zk

(alpha) =      .0005

(gamma)1 =     (R - R1)/(L% - R).  If R=>K%, (gamma)1 is a non-negative number unless its denominator is zero, in which event it is undefined.

(gamma)2 =     (R - J%)/( R2 - R).  If R<K%, (gamma)2 is a non-negative number.

If (gamma)1 is undefined, (DELTA)Yj = Yj, (DELTA)Yl = (Yl/Pl)(DELTA)Pl, and (DELTA)Yk = Yk.

If (gamma)2 is zero, (DELTA)Yl = Yl, (DELTA)Yj = (Yj/Pj)(DELTA)Pj, and (DELTA)Yk = Yk.

In the remaining situations, (DELTA)Yj, (DELTA)Yl and (DELTA)Yk shall be defined as follows:

I.  If R=>K% and r1=> R1, make the following additional definitions:

(delta)Yk =    ((J% - R1)/(K% - R1))Yj + Yk

(delta)Yk is a number between Yk and 0 such that (J%Yj + K%( Yk.- (delta)Yk))/(Yj + Yk.-
        (delta)Yk) = R1.

Y4 =    Yj + Yk.- (delta)Yk

P4 =    Pj + Pk.

AY4 =   AYj + <W041>Yk.- (delta)Yk

1.      If Yl - (alpha)(Pl - (DELTA)Pl) => 0, Y4- (alpha)(P4 - (DELTA)P4) => 0, and
    (gamma)1(P4 - (DELTA)P4) < (Pl - (DELTA)Pl),
    (DELTA)Yl = Yl - (alpha)(gamma)1(P4 - (DELTA)P4) and
    (DELTA)Y4 = Y4 - (alpha)(P4 - (DELTA)P4).
2.      If Yl - (alpha)(Pl - (DELTA)Pl) => 0, Y4 - (alpha)(P4 - (DELTA)P4) => 0, and
    (gamma)1(P4 - (DELTA)P4) => (Pl - (DELTA)Pl), (DELTA)Yl = Yl - (alpha)(Pl - (DELTA)Pl)
    and (DELTA)Y4 = Y4 - ((alpha)/(gamma)1)(Pl - (DELTA)Pl).
3.      If Yl - (alpha)(Pl - (DELTA)Pl) < 0, Y4 - (alpha)(P4 - (DELTA)P4) => 0, and
    Y4 - (alpha)(P4 - (DELTA)P4) => Y4 - (Yl/(gamma)1),
    (DELTA)Yl = Yl - (alpha)(gamma)1(P4 - (DELTA)P4) and
    (DELTA)Y4 = Y4 - (alpha)(P4 - (DELTA)P4).
4.      If Yl - (alpha)(Pl - (DELTA)Pl) < 0, Y4 - (Yl/(gamma)1) => 0, and
    Y4 - (alpha)(P4 - (DELTA)P4) <= Y4 - (Yl/(gamma)1), (DELTA)Yl = 0 and
    (DELTA)Y4 = Y4 - (Yl/(gamma)1).
5.      If Y4 - (alpha)(P4 - (DELTA)P4) < 0, Y4 - (Yl/(gamma)1) < 0, and
    Yl - (alpha)(Pl - (DELTA)Pl) <= Yl - ((gamma)1Y4), (DELTA)Yl = Yl - ((gamma)1Y4) and
    (DELTA)Y4 = 0.
6.      If Y4 - (alpha)(P4 - (DELTA)P4) < 0, Yl - (alpha)(Pl - (DELTA)Pl) => 0, and
    Yl - (alpha)(Pl - (DELTA)Pl) => Yl - ((gamma)1Y4),
    (DELTA)Yl = Yl - (alpha)(Pl - (DELTA)Pl) and
    (DELTA)Y4 = Y4 - ((alpha)/(gamma)1)(Pl - (DELTA)Pl).

AYj = [Yj/(Yj + Yk - (delta)Yk)]<W041>Y4

AYk = (delta)Yk + [(Yk - (delta)Yk)/(Yj + Yk - (delta)Yk)]<W041>Y4

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution
Amounts is to accomplish the following goals in the following order of priority:

1.      Making the ratio of (Yl - AYl ) to (Y4 - AY4 ) equal to (gamma)1 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the
        Principal Reduction Amount for each of the Class YAA, Class YCC, Class YBB, Class ZAA
        Class ZCC and Class ZBB Regular Interests is greater than or equal to zero for such
        Distribution Date;
2.      Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the
        Class YAA and Class ZAA Principal Balances, the Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC Principal Balances and
        the Class YBB Principal Balance less than or equal to 0.0005 of the sum of the Class
        YBB and Class ZBB Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution
        Date to which such provisions relate; and
3.      Making the larger of (a) the fraction whose numerator is (Yl - AYl ) and whose denominator is the sum of (Yl - AYl) and (Zl - AZl) and (b) the fraction whose numerator is (Y4 - AY4) and whose denominator is the sum of (Y4 - AY4), (Zj - AZj)
        and (Zk - AZk) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of ClassY Principal
Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y
Principal Reduction Amount must be less than or equal to the sum of (a) the Principal
Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related Class P-M Certificates and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related Class P-M Certificates, (ii) to the related Class X-M Certificates and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of AY4 between
AYj and AYk cannot be achieved because either AYj as so defined is greater than APj or AYk as so defined is greater than APk, such an allocation shall be made as close as possible to the formula allocation within the requirement that AYj < APj and AYk < APk.

II.  If R=>K% and r1<R1, make the following additional definitions:

(delta)Yj =    Yj + ((R1 - K%)/(R1 - J%))Yk

(delta)Yj is a number between Yj and 0 such that (J%(Yj - (delta)Yj)  + K%Yk)/(Yj -
        (delta)Yj + Yk.) = R1.

Y5 =    Yj - (delta)Yj + Yk.

P5 =    Pj + Pk.

AY5 =   AYj - (delta)Yj + AYk.

1.      If Yl - (alpha)(Pl - (DELTA)Pl) => 0, Y5- (alpha)(P5 - (DELTA)P5) => 0, and
    (gamma)1(P5 - (DELTA)P5) < (Pl - (DELTA)Pl),
    (DELTA)Yl = Yl - (alpha)(gamma)1(P5 - (DELTA)P5) and
    (DELTA)Y5 = Y5 - (alpha)(P5 - (DELTA)P5).
2.      If Yl - (alpha)(Pl - (DELTA)Pl) => 0, Y5 - (alpha)(P5 - (DELTA)P5) => 0, and
    (gamma)1(P5 - (DELTA)P5) => (Pl - (DELTA)Pl), (DELTA)Yl = Yl - (alpha)(Pl - (DELTA)Pl)
    and (DELTA)Y5 = Y5 - ((alpha)/(gamma)1)(Pl - (DELTA)Pl).
3.      If Yl - (alpha)(Pl - (DELTA)Pl) < 0, Y5 - (alpha)(P5 - (DELTA)P5) => 0, and
    Y5 - (alpha)(P5 - (DELTA)P5) => Y5 - (Yl/(gamma)1),
    (DELTA)Yl = Yl - (alpha)(gamma)1(P5 - (DELTA)P5) and
    (DELTA)Y5 = Y5 - (alpha)(P5 - (DELTA)P5).
4.      If Yl - (alpha)(Pl - (DELTA)Pl) < 0, Y5 - (Yl/(gamma)1) => 0, and
    Y5 - (alpha)(P5 - (DELTA)P5) <= Y5 - (Yl/(gamma)1), (DELTA)Yl = 0 and
    (DELTA)Y5 = Y5 - (Yl/(gamma)1).
5.      If Y5 - (alpha)(P5 - (DELTA)P5) < 0, Y5 - (Yl/(gamma)1) < 0, and
    Yl - (alpha)(Pl - (DELTA)Pl) <= Yl - ((gamma)1Y5), (DELTA)Yl = Yl - ((gamma)1Y5) and
    (DELTA)Y5 = 0.
6.      If Y5 - (alpha)(P5 - (DELTA)P5) < 0, Yl - (alpha)(Pl - (DELTA)Pl) => 0, and
    Yl - (alpha)(Pl - (DELTA)Pl) => Yl - ((gamma)1Y5),
    (DELTA)Yl = Yl - (alpha)(Pl - (DELTA)Pl) and
    (DELTA)Y5 = Y5 - ((alpha)/(gamma)1)(Pl - (DELTA)Pl).

AYj = (delta)Yj + [(Yj - (delta)Yj)/(Yj - (delta)Yj + Yk)]AY5

AYk = [Yk/(Yj - (delta)Yj + Yk)]AY5

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution
Amounts is to accomplish the following goals in the following order of priority:

1.      Making the ratio of (Yl - AYl) to (Y5 - AY5) equal to (gamma)1 after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the
        Principal Reduction Amount for each of the Class YAA, Class YCC, Class YBB, Class ZAA
        Class ZCC and Class ZBB Regular Interests is greater than or equal to zero for such
        Distribution Date;
2.      Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the
        Class YAA and Class ZAA Principal Balances, the Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC Principal Balances and
        the Class YBB Principal Balance less than or equal to 0.0005 of the sum of the Class
        YBB and Class ZBB Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution
        Date to which such provisions relate; and
3.      Making the larger of (a) the fraction whose numerator is (Yl - AYl) and whose denominator is the sum of (Yl - AYl) and (Zl - AZl) and (b) the fraction whose numerator is (Y5 - AY5) and whose denominator is the sum of (Y5 - AY5), (Zj - AZj)
        and (Zk - AZk) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of ClassY Principal
Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y
Principal Reduction Amount must be less than or equal to the sum of (a) the Principal
Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related Class P-M Certificates and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related Class P-M Certificates, (ii) to the related Class X-M Certificates and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of AY5 between
AYj and AYk cannot be achieved because either AYj as so defined is greater than APj or AYk as so defined is greater than <W041>Pk, such an allocation shall be made as close as possible to the formula allocation within the requirement that AYj < APj and AYk < APk.


III.  If R<=K% and r2=> R2, make the following additional definitions:

(delta)Yl =    ((K% - R2)/(L% - R2))Yk + Yl

(delta)Yl is a number between Yl and 0 such that (K%Yk + L%( Yl.- (delta)Yl))/(Yk + Yl.-
        (delta)Yl) = R2.


Make the following additional definitions:

Y6 =    Yl - (delta)Yl + Yk.

P6 =    Pl + Pk.

AY6 =   AYl - (delta)Yl + AYk.

1.      If Y6 - (alpha)(P6 - (DELTA)P6) => 0, Yj- (alpha)(Pj - (DELTA)Pj) => 0, and
    (gamma)2(Pj - (DELTA)Pj) < (P6 - (DELTA)P6),
    (DELTA)Y6 = Y6 - (alpha)(gamma)2(Pj - (DELTA)Pj) and
    (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj).
2.      If Y6 - (alpha)(P6 - (DELTA)P6) => 0, Yj - (alpha)(Pj - (DELTA)Pj) => 0, and
    (gamma)2(Pj - (DELTA)Pj) => (P6 - (DELTA)P6), (DELTA)Y6 = Y6 - (alpha)(P6 - (DELTA)P6)
    and (DELTA)Yj = Yj - ((alpha)/(gamma)2)(P6 - (DELTA)P6).
3.      If Y6 - (alpha)(P6 - (DELTA)P6) < 0, Yj - (alpha)(Pj - (DELTA)Pj) => 0, and
    Yj - (alpha)(Pj - (DELTA)Pj) => Yj - (Y6/(gamma)2),
    (DELTA)Y6 = Y6 - (alpha)(gamma)2(Pj - (DELTA)Pj) and
    (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj).
4.      If Y6 - (alpha)(P6 - (DELTA)P6) < 0, Yj - (Y6/(gamma)2) => 0, and
    Yj - (alpha)(Pj - (DELTA)Pj) <= Yj - (Y6/(gamma)2), (DELTA)Y6 = 0 and
    (DELTA)Yj = Yj - (Y6/(gamma)2).
5.      If Yj - (alpha)(Pj - (DELTA)Pj) < 0, Yj - (Y6/(gamma)2) < 0, and
    Y6 - (alpha)(P6 - (DELTA)P6) <= Y6 - ((gamma)2Yj), (DELTA)Y6 = Y6 - ((gamma)2Yj) and
    (DELTA)Yj = 0.
6.      If Yj - (alpha)(Pj - (DELTA)Pj) < 0, Y6 - (alpha)(P6 - (DELTA)P6) => 0, and
    Y6 - (alpha)(P6 - (DELTA)P6) => Y6 - ((gamma)2Yj),
    (DELTA)Y6 = Y6 - (alpha)(P6 - (DELTA)P6) and
    (DELTA)Yj = Yj - ((alpha)/(gamma)2)(P6 - (DELTA)P6).

AYl = (delta)Yl + [(Yl - (delta)Yl)/(Yl - (delta)Yl + Yk)]AY6

AYk = [Yk/(Yl - (delta)Yl + Yk)]AY6


The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution
Amounts is to accomplish the following goals in the following order of priority:

    1.  Making the ratio of (Yj - AYj) to (Y6 - AY6) equal to (gamma)2 after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the
        Principal Reduction Amount for each of the Class YAA, Class YCC, Class YBB, Class ZAA
        Class ZCC and Class ZBB Regular Interests is greater than or equal to zero for such
        Distribution Date;
2.      Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the
        Class YAA and Class ZAA Principal Balances, the Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC Principal Balances and
        the Class YBB Principal Balance less than or equal to 0.0005 of the sum of the Class
        YBB and Class ZBB Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution
        Date to which such provisions relate; and
3.      Making the larger of (a) the fraction whose numerator is (Yj - AYj) and whose denominator is the sum of (Yj - <W041>Yj) and (Zh - <W041>Zj) and (b) the fraction whose numerator is (Y6 - AY6) and whose denominator is the sum of (Y6 - AY6), (Zl -
        AZl) and (Zk - AZk) as large as possible while remaining less than or equal to
        0.0005.

In the event of a failure of the foregoing portion of the  definition of ClassY Principal
Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y
Principal Reduction Amount must be less than or equal to the sum of (a) the Principal
Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related Class P-M Certificates and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related Class P-M Certificates, (ii) to the related Class X-M Certificates and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of AY6 between
AYl and AYk cannot be achieved because either <W041>Yl as so defined is greater than APl or
AYk as so defined is greater than APk, such an allocation shall be made as close as possible to the formula allocation within the requirement that AYl < APl and AYk < APk.

IV.  If R<K% and r2<R2, make the following additional definitions:

(delta)Yk =    Yk + ((R2 - L%)/(R2 - K%))Yl

(delta)Yk is a number between Yk and 0 such that (K%(Yk - (delta)Yk) + L%Yl)/(Yk - (delta)Yk
        + Yl.) = R2.

Y7 =    Yk - (delta)Yk + Yl.

P7 =    Pk + Pl.

AY7 =   AYk - (delta)Yk + AYl.

1.      If Y7 - (alpha)(P7 - (DELTA)P7) => 0, Yj- (alpha)(Pj - (DELTA)Pj) => 0, and
    (gamma)2(Pj - (DELTA)Pj) < (P7 - (DELTA)P7),
    (DELTA)Y7 = Y7 - (alpha)(gamma)2(Pj - (DELTA)Pj) and
    (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj).
2.      If Y7 - (alpha)(P7 - (DELTA)P7) => 0, Yj - (alpha)(Pj - (DELTA)Pj) => 0, and
    (gamma)2(Pj - (DELTA)Pj) => (P7 - (DELTA)P7), (DELTA)Y7 = Y7 - (alpha)(P7 - (DELTA)P7)
    and (DELTA)Yj = Yj - ((alpha)/(gamma)2)(P7 - (DELTA)P7).
3.      If Y7 - (alpha)(P7 - (DELTA)P7) < 0, Yj - (alpha)(Pj - (DELTA)Pj) => 0, and
    Yj - (alpha)(Pj - (DELTA)Pj) => Yj - (Y7/(gamma)2),
    (DELTA)Y7 = Y7 - (alpha)(gamma)2(Pj - (DELTA)Pj) and
    (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj).
4.      If Y7 - (alpha)(P7 - (DELTA)P7) < 0, Yj - (Y7/(gamma)2) => 0, and
    Yj - (alpha)(Pj - (DELTA)Pj) <= Yj - (Y7/(gamma)2), (DELTA)Y7 = 0 and
    (DELTA)Yj = Yj - (Y7/(gamma)2).
5.      If Yj - (alpha)(Pj - (DELTA)Pj) < 0, Yj - (Y7/(gamma)2) < 0, and
    Y7 - (alpha)(P7 - (DELTA)P7) <= Y7 - ((gamma)2Yj), (DELTA)Y7 = Y7 - ((gamma)2Yj) and
    (DELTA)Yj = 0.
6.      If Yj - (alpha)(Pj - (DELTA)Pj) < 0, Y7 - (alpha)(P7 - (DELTA)P7) => 0, and
    Y7 - (alpha)(P7 - (DELTA)P7) => Y7 - ((gamma)2Yj),
    (DELTA)Y7 = Y7 - (alpha)(P7 - (DELTA)P7) and
    (DELTA)Yj = Yj - ((alpha)/(gamma)2)(P7 - (DELTA)P7).

AYl = [(Yl/(Yl + Yk - (delta)Yk)]AY7

AYk = (delta)Yk + [(Yk  - (delta)Yk)/(Yl + Yk - (delta)Yk)]AY7


The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution
Amounts is to accomplish the following goals in the following order of priority:

    1.  Making the ratio of (Yj - AYj) to (Y7 - AY7) equal to (gamma)2 after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the
        Principal Reduction Amount for each of the Class YAA, Class YCC, Class YBB, Class ZAA
        Class ZCC and Class ZBB Regular Interests is greater than or equal to zero for such
        Distribution Date;
    2.  Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the
        Class YAA and Class ZAA Principal Balances, the Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC Principal Balances and
        the Class YBB Principal Balance less than or equal to 0.0005 of the sum of the Class
        YBB and Class ZBB Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution
        Date to which such provisions relate; and
    3.  Making the larger of (a) the fraction whose numerator is (Yj - AYj) and whose denominator is the sum of (Yj - AYj) and (Zj - AZj) and (b) the fraction whose numerator is (Y7 - AY7) and whose denominator is the sum of (Y7 - AY7), (Zl - AZl)
        and (Zk - AZk) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of ClassY Principal
Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y
Principal Reduction Amount must be less than or equal to the sum of (a) the Principal
Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related Class P-M Certificates and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related Class P-M Certificates, (ii) to the related Class X-M Certificates and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of AY7 between
AYl and AYk cannot be achieved because either AYl as so defined is greater than <W041>Pl or
<W041>Yk as so defined is greater than <W041>Pk, such an allocation shall be made as close as possible to the formula allocation within the requirement that AYl < APl and AYk < APk.


Initial Balance Calculation Method:

[The principal balances for the Class YAA, Class YBB and Class YCC Interests as of the
Cut-Off Date should be calculated as follows:  First, calculate the Cut-Off Date values for
Pj, Pk and Pl.  Then calculate the Cut-Off Date value of R using those balances and the
Senior Certificate balances.

If R=>K%,calculate R1 = (J%Pj + K%Pk)/(Pj + Pk) and (gamma)1 =(R - R1)/(L% - R).

If Pl <= (gamma)1(Pj + Pk), the Cut-Off Date principal balance of the Class YC Interest (Yl)
equals 0.0005Pl and the Cut-Off Date principal balances of the Class YAA and Class YBB
Interests (Yj and Yk) equal 0.0005 PjPl/[(gamma)1(Pj + Pk)] and 0.0005 PkPl/[(gamma)1(Pj +
Pk)] respectively.

If Pl > (gamma)1(Pj + Pk), the Cut-Off Date principal balances of the Class YAA and Class
YBB Interests (Yj and Yk) equal 0.0005 Pj and 0.0005 Pk respectively and the Cut-Off Date principal balance of the Class YCC Interest (Yl) equals 0.0005(gamma)1(Pj + Pk).

If R<K%,calculate R2 = (L%Pl + K%Pk)/(Pl + Pk) and (gamma)2 =(R - J%)/( R2 - R).

If Pl + Pk <= (gamma)2Pj, the Cut-Off Date principal balances of the Class YCC and Class YBB
Interests (Yl and Yk) equal 0.0005Pl and 0.0005Pk, respectively, and the Cut-Off Date principal balance of the Class YAA Interest (Yj) equals 0.0005 (Pl + Pk)/(gamma)2.

If Pl + Pk> (gamma)2Pj, the Cut-Off Date principal balance of the Class YAA Interest (Yj)
equal 0.0005 Pj and the Cut-Off Date principal balances of the Class YCC and Class YBB
Interests (Yl and Yk) equal 0.0005(gamma)2PjPl/(Pl +Pk) and 0.0005(gamma)2PjPk/(Pl +Pk), respectively.]



NOTES:

1.      Classes YAA and ZAA are related to the Group AA loans.  The sum of the Class
Principal Balances for the Class YAA and Class ZAA Regular Interests is equal to the aggregate stated principal balance of the Group AA Loans [minus the Class Principal Balance of the Class AA-P-M Regular Interest and the Class R-1 Regular Interest, if applicable].
Classes YCC and ZCC are related to the Group CC loans.  The sum of the Class Principal
Balances for the Class YCC and Class ZCC Regular Interests is equal to the aggregate stated
principal balance of the Group CC Loans [minus the Class Principal Balance of the Class
CC-P-M Regular Interest and the Class R-1 Certificates, if applicable].  Classes YBB and ZBB are related to the Group BB loans.  The sum of the Class Principal Balances for the Class
YBB and Class ZBB Regular Interests is equal to the aggregate stated principal balance of the Group BB Loans [minus the Class Principal Balance of the Class BB-P-M Regular Interest
and the Class R-1 Certificates, if applicable].  The Y and Z classes will be principal and interest classes bearing interest at the pass-through rate for the related loan group.

2.      The Class CB Certificate Interest Rate is the weighted average of the Certificate
Interest Rates on the Class YAA, Class YCC and Class YBB Regular Interests.

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